Exhibit 10.1

Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

COMPANY Name:	palmOne, Inc
MS License Agreement Number:	514057011
Effective Date:	February 25th, 2005
Expiration Date:	February 25th, 2010
Embedded Systems Website URL:	[***]

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

This MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES (“License Agreement”) is entered into between Microsoft Licensing, GP (“MS”) and the company identified above (“COMPANY”) as of the Effective Date.

This License Agreement consists of the following:

•	this Signature Page

•	Monthly Payment Schedule

•	Addresses Schedule

•	General Terms and Conditions

•	Use of MOO and ECE Schedule

•	Company Brand Names and Trademarks

•	Company Subsidiaries Schedule

•	Third Party Brand Names and Trademarks

•	Third Party Installer Schedule

•	Third Party Integrator Schedule

By signing below, COMPANY agrees that the information COMPANY provides below and on each of the attached forms is accurate, and each party agrees that i has read and understood, and will act in accordance with, all of the terms set forth in the attached documents.

MICROSOFT LICENSING, GP		palmOne, Inc

A general partnership organized under the laws of: The State of Nevada, U.S.A.		A company organized under the laws of: State of Delaware

By:	/s/ [***]	By:	/s/ [***]
	(signature)		(signature)

Name:	[***]	Name:	[***]
	(printed)		(printed)

Title:	Program Manager	Title:	President and CEO
	(printed)		(printed)

Date:	February 25, 2005	Date:	February 25, 2005
	(printed)		(printed)

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

MONTHLY PAYMENT SCHEDULE

First Period of this License Agreement

Date	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
[***] from the Effective Date of this License Agreement (payment due upon signing)	$	[***]	$	[***]
End of calendar month in which the Licensed Product is first licensed or distributed for revenue or equivalent consideration Occurs (“First Payment Date”)	$	[***]	$	[***]
1 month after the First Payment Date	$	[***]	$	[***]
2 months after the First Payment Date	$	[***]	$	[***]
3 months after the First Payment Date	$	[***]	$	[***]
4 months after the First Payment Date	$	[***]	$	[***]
5 months after the First Payment Date	$	[***]	$	[***]
6 months after the First Payment Date	$	[***]	$	[***]
7 months after the First Payment Date	$	[***]	$	[***]
8 months after the First Payment Date	$	[***]	$	[***]
9 months after the First Payment Date	$	[***]	$	[***]
10 months after the First Payment Date	$	[***]	$	[***]
11 months after the First Payment Date	$	[***]	$	[***]
Total First 12 Month payments	$	[***]	$	[***]

Second Period of this License Agreement (to be determined after first 12 month period.)

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
12 months after the First Payment Date	$	$
13 months after the First Payment Date	$	$
14 months after the First Payment Date	$	$
15 months after the First Payment Date	$	$
16 months after the First Payment Date	$	$
17 months after the First Payment Date	$	$
18 months after the First Payment Date	$	$
19 months after the First Payment Date	$	$
20 months after the First Payment Date	$	$
21 months after the First Payment Date	$	$
22 months after the First Payment Date	$	$
23 months after the First Payment Date	$	$
Total Second 12 month payments	$	$

Third Period of this License Agreement (to be determined after second 12 month period.)

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
24 months after the First Payment Date	$	$
25 months after the First Payment Date	$	$
26 months after the First Payment Date	$	$
27 months after the First Payment Date	$	$
28 months after the First Payment Date	$	$
29 months after the First Payment Date	$	$
30 months after the First Payment Date	$	$
31 months after the First Payment Date	$	$
32 months after the First Payment Date	$	$
33 months after the First Payment Date	$	$
34 months after the First Payment Date	$	$
35 months after the First Payment Date	$	$
Total Third 12 month payments	$	$

Forth Period of this License Agreement (to be determined after third 12 month period.)

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
36 months after the First Payment Date	$	$
37 months after the First Payment Date	$	$
38 months after the First Payment Date	$	$
39 months after the First Payment Date	$	$
40 months after the First Payment Date	$	$
41 months after the First Payment Date	$	$
42 months after the First Payment Date	$	$
43 months after the First Payment Date	$	$
44 months after the First Payment Date	$	$
45 months after the First Payment Date	$	$
46 months after the First Payment Date	$	$
47 months after the First Payment Date	$	$
Total Fourth 12 month payments	$	$

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

Fifth Period of this License Agreement (to be determined after fourth 12 month period.)

Date	Payment Amount (US$)	Cumulative Amount of Payments for Period (US$)
48 months after the First Payment Date	$	$
49 months after the First Payment Date	$	$
50 months after the First Payment Date	$	$
51 months after the First Payment Date	$	$
52 months after the First Payment Date	$	$
53 months after the First Payment Date	$	$
54 months after the First Payment Date	$	$
55 months after the First Payment Date	$	$
56 months after the First Payment Date	$	$
57 months after the First Payment Date	$	$
59 months after the First Payment Date	$	$
60 months after the First Payment Date	$	$
Total Fifth 12 month payments	$	$

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

ADDRESSES SCHEDULE

SHIPPING AND BILLING

COMPANY “Ship To” Address	COMPANY Billing Address

Street Address 400 N McCarthy Blvd City and State / Province Milpitas, CA Country and Postal Code USA 95035 Contact Name [***] Contact Phone Number [***] Contact Email [***]

Street Address / post office box 400 M McCarthy Blvd

City and State / Province Milpitas, CA

Country and Postal Code USA 95035

Contact Name: [***]

Contact Phone Number: [***]

Contact Email [***]

VAT Number [***]

COMPANY’s technical support phone number for customers and end users of the Devices: 408-503-7500

PAYMENT AND REPORTING

Send Reports via Email to:	Send Payments via Wire Transfer Only to:

Microsoft Licensing, GP	Microsoft Licensing, GP c/o

OEM Contract and Revenue Management Team	[***]

Email: [***] Fax: (1) [***]	[***]

Fax (Alt): (1) [***]	USA

ABA# [***] SWIFT Code: [***] Account # [***]

COMPANY shall include applicable MS invoice number(s) on all Payments

Or to such other address or account as MS may specify from time to time.

NOTICES

Any written notices related to this License Agreement must be addressed to the contact and locations outlined below, or such other addresses as either party may hereafter specify in writing.

COMPANY Information	MS Information

COMPANY Name palmOne, Inc

Street Address / post office box 400 N McCarthy Rd

City and State / Province Milpitas, CA

Country and Postal Code USA 95035

Contact Name: Mary Doyle

Phone Number: [***]

Fax Number: [***]

Email Address: [***]

Microsoft Licensing, GP 6100 Neil Road Reno, NV 89511-1132 USA Attention: OEM Contracts Phone Number: (1) [***] Fax Number: (1) [***]

Copies of all COMPANY NOTICES shall be sent to: Microsoft Corporation One Microsoft Way Redmond, Washington USA 98052 Attention: Law and Corporate Affairs Re: Microsoft Licensing, GP – OEM ESG Sales	With an additional copy to: Microsoft Corporation One Microsoft Way Redmond, Washington USA 98052 Attention: General Manager – OEM Device Solution Sales

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

GENERAL TERMS AND CONDITIONS

1. DEFINITIONS.

(a) “Associated Product Materials” or “APM” means materials as MS shall designate from time to time (other than MS or third party marketing and promotional material) that are acquired from an Authorized Replicator, as defined below, such as the COA, MS Companion CD, and any applicable external media.

(b) “Authorized Replicator” or “AR” means an MS-authorized supplier of APM and/or COAs. A listing of ARs may be posted at the Embedded Systems Website, and such listing may be updated from time to time. COMPANY may propose for MS’ consideration additional parties to be AR(s). MS will make commercially reasonable efforts to provide prior notice to COMPANY of the termination of an AR’s authorization to supply APM.

(c) “Certificate of Authenticity” or “COA” means a non-removable sticker designated by MS which is specific to the Licensed Product.

(d) “Channel” means COMPANY’s Mobile Operators, distributors, dealers and others in its distribution channels.

(e) “COMPANY Applications” means industry- or task-specific software programs and/or functionality that COMPANY includes as part of the Image.

(f) “COMPANY Binaries” means the software owned or licensed by COMPANY, exclusive of the Licensed Product and contained in the Image. COMPANY shall own or maintain effective licenses for all COMPANY Binaries.

(g) “Device” means COMPANY’s computing device(s), described in the Device Table of the Product and Royalty Schedule(s) of this License Agreement, which comply with the MS system specifications for the Licensed Product and contains an Image on Memory Medium.

(h) “Embedded Systems Website” means the web site located at the URL indicated on the Signature Page of this License Agreement or such other URL as MS may designate from time to time. COMPANY’s user name and initial password for the Embedded Systems Website will be sent to the email address provided by COMPANY in the Notices section of the Addresses Schedule.

(i) “End User Documentation” means the Device end user documentation produced by COMPANY in accordance with the documentation kit provided by MS.

(j) “EULA” means an end user license agreement between COMPANY and its end user that meets the requirements and incorporates the terms set forth in “Attachment 1 – EULA Terms” to the applicable Product and Royalty Schedule(s).

(k) “Excluded License” means any license that requires as a condition of use, modification and/or distribution of software subject to the Excluded License, that such software or other software combined and/or distributed with such software be (1) disclosed or distributed in source code form; (2) licensed for the purpose of making derivative works; or (3) redistributable at no charge.

(l) [Intentionally Left Blank.]

(m) “Image” means the Licensed Product Binaries and the COMPANY Binaries installed on a Memory Medium within the Device.

(n) “Licensed Product” means the Microsoft product(s) identified as licensed in the Product and Royalty Schedule(s) of this License Agreement, including software and related documentation identified by MS as components of the Licensed Product, including any Supplemental Code.

(o) “Licensed Product Binaries” means Licensed Product, in object code form, included in the Image.

(p) “Licensed Product Deliverables” means the kit that contains the OAK, the documentation kit, the MS system specifications for the Licensed Product, and any additional materials MS may identify and deliver to COMPANY pursuant to this License Agreement.

(q) “Memory Medium” means a non-volatile solid-state memory medium on which the Image is installed.

(r) “Mobile Operator” means a wireless telecommunication carrier to whom COMPANY may distribute its Devices.

(s) “MS Companion CD” means the Microsoft software on CD ROM disk that (i) complements and is part of the Licensed Product, and (ii) if installed on a personal computer, enables data exchange via ActiveSync® between the Device and the personal computer.

(t) “MS Embedded Communications Extranet” or “ECE” means the Internet site located at [***] (or such successor URL as MS may designate from time to time) made available to COMPANY by MS as an informational resource.

(u) “MS OEM Online” or “MOO” means the Internet site located at [***] (or such successor URL as MS may designate from time to time) accessed and used by COMPANY in connection with certain aspects of its performance under this License Agreement.

(v) “MSCORP” means Microsoft Corporation, a general partner or the parent company of MS, as applicable.

(w) “MSCORP Compatibility Test” means MSCORP’s standard series of tests, as reasonably amended from time to time, conducted by or for MSCORP to determine whether the Device is compliant with the Licensed Product compatibility standards.

(x) “OEM Adaptation Kit” or “OAK” means all software (including, without limitation, redistributable binaries, tools, and sample source code), and related documentation and materials delivered to COMPANY by MS pursuant to this License Agreement.

(y) “Period” means those twelve calendar months, or such other time period, set forth in the Monthly Payment Schedule of this License Agreement.

(z) “Sales-out and Royalty Reporting Guidelines” means the format and instructions for electronic submission to MS of sales-out information as reasonably requested by MS (for example, distribute to country code or postal code) posted on the Embedded Systems Website. MS reserves the right to reasonably modify the Sales-out and Royalty Reporting Guidelines with sixty (60) days notice. Sales-out and Royalty Reporting Guidelines will be the same for all OEMs. For clarification, the parties agree that it shall not be a reasonable modification if the Sales-out and Royalty Reporting Guidelines are modified to (i) request information that specifically identifies COMPANY’s licensed end users (except for the “distribute to” information described above in the event of a direct sale to an end user) or is intended to misappropriate COMPANY’s trade secrets, or (ii) requires COMPANY to obligate its Channel to provide the Channel’s end user information to MS, including, but not limited to, any end user zip or postal codes.

(aa) “Supplemental Code” means additional or replacement code of any portion of a Licensed Product as MS may provide to COMPANY from time to time. Any additional license rights or limitations related to the Supplemental Code will be described in a letter accompanying the Supplemental Code to OEMs of the Licensed Product(s).

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

(bb) “Suppliers” means MSCORP and other licensors or suppliers of Licensed Products.

(cc) “Third Party Developers” means developers of hardware accessories or software solutions for COMPANY’s Device.

(dd) “Upgrade Image” means an Image to supplement or upgrade any portion of an Existing Image (as defined in the Product and Royalty Schedule), contained on COMPANY’s Companion CD.

(ee) “Update” means (i) the same version of the Licensed Product Binaries as originally shipped on the Device, together with an updated or originally shipped version of the COMPANY Binaries; and/or (ii) Supplemental Code that MS provided to COMPANY under this License Agreement (subject to the terms, conditions and restrictions with which such Supplemental Code was provided).

2. LICENSE GRANT AND LIMITATIONS.

(a) Subject to all terms and conditions of this License Agreement, MS grants to COMPANY, a non-exclusive, limited, world-wide license to:

(i) use the OAK on COMPANY premises in accordance with the instructions contained in the OAK for the following limited purposes:

(A) creating an OEM abstraction layer for the Licensed Product on the Devices;

(B) testing the Devices;

(C) creating device drivers for the Devices; and

(D) designing and developing COMPANY Applications.

(ii) distribute the OAK’s “redistributable files” in object code form only with COMPANY Applications, provided that:

(A) COMPANY Applications are designed to operate with the Licensed Product and are compatible with the applicable Licensed Product application programming interfaces (“APIs”) and protocols;

(B) COMPANY includes MS’ or MSCORP’s copyright notices for the Licensed Product(s) on the disk label and/or on the title page of the documentation for COMPANY Applications; and

(C) COMPANY hereby indemnifies, holds harmless, and defends MS and its Suppliers from and against any third party claims or lawsuits, including attorneys’ fees, that arise or result from the use or distribution of COMPANY Applications subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Section 2(a)(ii)(C)(iii)-(v)

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS’s or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment orany settlement that materially affects the rights and interests of MS or MSCORP without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(iii) install one (1) copy of the Licensed Product Binaries as part of the Image on a Memory Medium and place one (1) Memory Medium into a Device;

(iv) distribute one (1) copy of Licensed Product Binaries as part of the Image in the Device;

(v) distribute one (1) copy of the EULA, APM and End User Documentation with the Device; and

(vi) sublicense the Image to the licensed end user by means of the EULA.

For clarification, COMPANY’s non-exclusive, limited, world-wide license includes use by (1) COMPANY employees in the scope of their employment with COMPANY; and (2) individuals under COMPANY’s direct supervision and control who are engaged to perform such services pursuant to a contract that includes appropriate non-disclosure and other covenants sufficient to satisfy COMPANY’s obligations under this License Agreement (“Contractors”).

(b) COMPANY’s license to any of the Licensed Products (or any intellectual property of MS or its Suppliers associated therewith) does not include any license, right, power or authority to subject the Licensed Product software or derivative works thereof in whole or in part to any terms of an Excluded License. By way of example, COMPANY does not have any license, right, power or authority to (A) create derivative works of the Licensed Product software in any manner that would cause the Licensed Product or derivative works thereof in whole or in part to become subject to any of the terms of an Excluded License; or (B) distribute the Licensed Product software or derivative works thereof in any manner that would cause the Licensed Product software or derivative works thereof in whole or in part to become subject to any of the terms of an Excluded License.

(c) [Intentionally Left Blank]

(d) COMPANY shall configure the Image to ensure that it executes solely on the applicable Device and will not function, download or install on any equipment or system other than the Device.

(e)    (i) COMPANY shall (A) permanently affix a COA to an accessible location on each Device or COMPANY Companion CD, and (B) distribute the remaining APM with each Device.

(ii) COMPANY shall not (A) make APM available through any other means or channel, or (B) sell, give, or otherwise transfer APM to any third party.

(iii) COMPANY shall distribute the EULA (A) in a manner that is intended to form a contract binding the end user to the EULA terms under applicable law and in a manner consistent with the manner of distribution used by COMPANY for any other legally effective terms imposed by COMPANY on the end user of the Devices, and (B) with each Device.

(iv) In addition to distributing the End User Documentation with the Device, COMPANY may make the End User Documentation separately available to the end users.

(f) Each COA provided to COMPANY is particular to a specific Licensed Product version and serves to identify the Licensed Product installed on a Device. Prior to distributing any Device, COMPANY shall ensure that the COAs correctly identifying the installed Licensed Product are properly and permanently affixed as required by this License Agreement.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

(g) COMPANY may not distribute more than one (1) Licensed Product on the same Device.

(h) The various components that comprise the Licensed Product Binaries shall be preinstalled and distributed together with one Device and may not be separately distributed or licensed by COMPANY for use with more than one Device.

(i) COMPANY may provide the Licensed Product Binaries (as part of the Image) or Companion CD directly to licensed end users to replace the Licensed Product Binaries or Companion CD distributed by COMPANY, which are defective in media or reproduction. Such replacement Licensed Product Binaries or Companion CD shall not be available through COMPANY’s Channel.

(j) COMPANY shall comply with the Additional Provisions set forth in the Product and Royalty Schedule(s).

(k) Although the Licensed Product Deliverables may include files, modules, and/or materials for other products, COMPANY’s license rights shall apply only to those files, modules, and/or materials that constitute the Licensed Product as indicated in the Licensed Product Deliverables documentation. COMPANY is granted no rights to, and shall not access or use in any manner, any products, files, modules, or materials included in the Licensed Product Deliverables that are not part of the Licensed Product.

(l)    (i) COMPANY shall not publicly announce the Licensed Product until MS’ official launch date, and COMPANY shall obligate its Channel accordingly. Notwithstanding the foregoing, COMPANY may discuss the Devices (and the Licensed Products installed in such Devices) with the Channel, Third Party Developers and other business partners provided that COMPANY takes precautions to protect confidential information including, without limitation, maintaining valid non-disclosure agreements with its Channel and Mobile Operators, Third Party Developers and other business partners. COMPANY may distribute Devices with Licensed Product installed to its Channel before MS’ official launch date solely to prepare for distribution of the Devices to end users on and after MS’ official launch date.

(ii) COMPANY shall not distribute for revenue any Device containing a Licensed Product before (A) MS’ official launch date for such release and language version of the Licensed Product, and (B) COMPANY’s receipt of the MSCORP certification that the Device has passed the applicable MSCORP Compatibility Test. COMPANY shall provide MSCORP with five (5) complimentary test unit(s) of the Device(s) for testing and certification by or on behalf of MSCORP. Changes to the MSCORP Compatibility Tests during the term of this License Agreement will be included in the Logo Test Kit made available to all OEMs of the Licensed Product(s). COMPANY may seek MS’s consent to variances from the MSCORP Compatibility Tests and MS will not unreasonably withhold its consent to such requests. As provided in Section 8(c) of the Development and Marketing Agreement between COMPANY and MSCORP (“Development Agreement”), Devices delivered to MSCORP related to MSCORP Compatibility Test shall not be Feedback as defined in the Development Agreement. Any such Compatibility Tests shall provide for the Allowable Modifications (as defined in the Development Agreement) (i.e. COMPANY shall not be deemed to have failed a Compatibility Test simply because any Allowable Modification does not allow the Device to meet the applicable test criteria).

(m) COMPANY shall not remove or obscure any copyright, trademark or patent notices in the Licensed Product Deliverables as delivered to COMPANY.

(n) COMPANY shall not use any name or trademark confusingly similar to or undertake any other action that will interfere with or diminish MS or MSCORP right, title or interest in, any Licensed Product trademark(s) or trade name(s), and will comply with guidelines provided by MSCORP from time to time for reference to, and use of, such Licensed Product mark(s) or name(s). Without limiting COMPANY’s other obligations in this Section 2(n), COMPANY shall have a reasonable period of time to implement any changes to such guidelines provided by MSCORP from time to time.

(o) Logo licenses may be available by separate written agreement(s) with MS or its Suppliers. Except as expressly provided in a separate written logo license agreement, COMPANY shall not use or display any logo of MS or MSCORP (including without limitation any stylized representation of the Microsoft name used by MS or MSCORP) in COMPANY’s materials or packaging.

(p) COMPANY shall not advertise, provide a separate price for, or otherwise market the Licensed Products or Images as separate items from the Device.

(q) COMPANY may advertise, provide a separate price for, or otherwise market an Upgrade Image separately from the Device.

(r) COMPANY shall prominently display on the Device packaging and in the End User Documentation the system requirements for the desktop computer(s) with which the end user may use the Device.

(s)    (i) Devices shall be marketed, licensed, and distributed exclusively under COMPANY’s or COMPANY’s Subsidiaries’ brand names and trademarks, or co-branded with Mobile Operators, unless otherwise provided for in a Third Party Brand Names and Trademarks Schedule.

(ii) COMPANY agrees that COMPANY will not list on the Third Party Brand Names and Trademarks Schedule any third party brand names, trademarks and model names that infringe any rights of any third party, and shall defend, indemnify and hold MS or its Suppliers harmless from any third party claim arising out of COMPANY’s use of such third party brand names, trademarks or model names subject to the following:

(1)	MS shall promptly notify COMPANY in writing of such claim;

(2)	COMPANY shall have sole control over the defense and/or settlement of such claim, subject to Sections(2)(s)(ii)(3)-(5);

(3)	MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(4)	MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(5)	COMPANY shall not consent to the entry of any judgment or any settlement that materially affects the rights and interests of MS or MSCORP without the prior written consent of MS and/or MSCORP which shall not be unreasonable withheld.

(iii) If such third party listed on the Third Party Brand Names and Trademarks Schedule wishes to market or distribute Devices using the Licensed Product logo, COMPANY shall ensure that the third party has executed the applicable logo license with MSCORP prior to any marketing or distribution of such Device. Except for Mobile Operators, COMPANY hereby agrees to defend, indemnify and hold MS and its Suppliers harmless from and against all third party claims, including reasonable attorneys’ fees, which MS or its Suppliers may be subject to if the third party markets or distributes Devices without executing, or in breach of, the applicable logo license, subject to the following:

(1)	MS shall promptly notify COMPANY in writing of such claim;

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

(2)	COMPANY shall have sole control over the defense and/or settlement of such claim subject to Section (2)(s)(iii)(3)-(5);

(3)	MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(4)	MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(5)	COMPANY shall not consent the entry of any judgment or any settlement that materially affects the rights and interests of MS or MSCORP without the prior written consent of MS and/or MSCORP which shall not be unreasonably withheld.

(t) COMPANY shall use commercially reasonable efforts to contractually obligate (e.g., by contract, invoice or other written instrument) its Channel to deliver the APM together with each Device. COMPANY shall not permit the Channel to market or quote a price for the Licensed Product separate from the Device. COMPANY shall promptly discontinue distribution of Licensed Product to any member of the Channel which does not comply with this subsection, and shall cooperate with MS in investigating instances of distribution of Licensed Product in violation of this subsection.

(u) COMPANY shall not reverse engineer, decompile or disassemble any software in the Licensed Product Deliverables provided in object code form except as permitted by applicable law which cannot be waived by this subsection. Solely in connection with the terms and conditions of Article 6 of the European Community’s Directive for the Legal Protection of Computer Programs, OJL 122/42 (17 May 1991), and only with respect to jurisdictions which have adopted the same terms and conditions by legislation implementing the Directive, COMPANY acknowledges that information on interoperability of the software in the Licensed Product Deliverables with other products is readily available from MS.

(v) (i) COMPANY agrees as follows: (1) for Devices that have not been previously distributed by COMPANY; and/or (2) for Devices that have been previously distributed by COMPANY, but COMPANY is required in accordance with the Licensed Product Deliverables documentation to retest such Devices and obtain MSCORP Compatibility Test certification (collectively, “New Devices”), COMPANY agrees that COMPANY will use, install, and distribute the most current licensed release of such Licensed Product (including Supplemental Code related to such Licensed Product) on all New Devices which are distributed on or after the one-hundred-and-twentieth (120th) day (or an earlier date, at COMPANY’s option) following the availability of the most current licensed release of such Licensed Product (including Supplemental Code related to such Licensed Product).

(w) THE TERMS OF THIS LICENSE AGREEMENT EXPRESSLY PROHIBIT COMPANY FROM MANUFACTURING OR MARKETING DEVICES THAT ARE DESIGNED WITH THE INTENT THAT THE LICENSED PRODUCT BE USED IN OPERATION OF NUCLEAR FACILITIES, IN AIRCRAFT NAVIGATION, IN AIRCRAFT COMMUNICATION, IN AIRCRAFT FLIGHT CONTROL, IN AIRCRAFT AIR TRAFFIC CONTROL SYSTEMS, OR IN OTHER DEVICES OR SYSTEMS IN WHICH SERIOUS INJURY OR DEATH TO THE OPERATOR OF THE DEVICE OR SYSTEM, OR TO OTHERS DUE TO A MALFUNCTION (INCLUDING, WITHOUT LIMITATION, SOFTWARE RELATED DELAY OR FAILURE) COULD REASONABLY BE FORESEEN.

(x) COMPANY shall make no representation, nor any express or implied warranty to third parties (including, without limitation, to any end users), on behalf of MS.

(y) MS reserves all rights not expressly granted in this License Agreement.

(z) [Intentionally Left Blank]

(aa) COMPANY may distribute an Update to licensed end users separate from the Device in object code form either on external media (i.e., CD-ROM) or from COMPANY’s website as a download in accordance with the following provisions:

(i) In the case of an Update distributed on CD-ROM, COMPANY shall reproduce the Update only on: (1) COMPANY premises by COMPANY employees in the scope of their employment with COMPANY or Contractors; (2) on the premises of a Third Party Installer or a Third Party Integrator; or (3) via an AR;

(ii) COMPANY shall configure the Update such that only one copy of the Update executes on a Device at one time;

(iii) COMPANY shall distribute the Update directly to a licensed end user of the Device and sublicense the Update to the licensed end user by means of a EULA distributed with the Update in a manner that is intended to form a contract binding the end user to the EULA terms under applicable law and in a manner consistent with the manner of distribution used by COMPANY for any other legally effective terms imposed by the COMPANY on the end user of the Devices, including any additional EULA language that MS may reasonably require;

(iv) COMPANY shall configure the Update to verify that it executes solely on the applicable Device, and will not function, download or install on the Device until a commercially reasonable authentication process of the Device is performed;

(v) Upon installation, the Update shall either (A) completely replace the existing Image (end user data and/or end user configuration settings may remain intact); or (B) update certain functionality of the existing Image to include updates provided to COMPANY as Supplemental Code;

(vi) COMPANY shall comply with all terms and conditions and be subject to all restrictions on use and distribution of the Supplemental Code as described in the letter or other instructions from MS accompanying the Supplemental Code, including the distribution of any required, reasonable supplemental EULA terms;

(vii) Upon request of a licensed end user, a single downloaded Update copy or copy of Update media (i.e. CD-ROM) may be used by the licensed end user or COMPANY or an authorized service representative of either the licensed end user or COMPANY, to install the Update on the licensed end user’s additional units of the same Device which contain the same Image (for example, the Update may be installed via the licensed end user’s internal network);

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

(A) in the event that COMPANY elects to provide the licensed end user with only a single copy of the Update for installation on more than one Device as set forth above, COMPANY shall advise the licensed end user in writing that the Update may only be installed onto the additional units of the same Device;

(viii) (1) If the Update is distributed on media (i.e. CD-ROM), the media containing the Update shall be maintained by the licensed end user on its original media solely for use as an archival copy for recovery purposes. (2) If COMPANY makes the Update available on a restricted section of COMPANY’s website as a download, COMPANY shall (A) make the Update available only on the “customer support” section of its website; and (B) clearly state the purpose of the Update and the Devices on which the Update may install;

(ix) COMPANY shall comply with the Media Packaging Guidelines set forth on the Embedded Systems Website for the labels and packaging of the Update media, if any.

(x) COMPANY shall not pay an additional royalty or other costs to MS for the Licensed Product Binaries included as a component of the Update, provided that COMPANY distributes the Licensed Product Binaries as part of the Update at no charge except for reasonable shipping and handling charges.

(xi) If MS designates Supplemental Code as mandatory, in addition to the foregoing, COMPANY shall: (1) for Devices that have not been entered into Mobile Operator certification by COMPANY, COMPANY shall include the mandatory Supplemental Code in the Images on the Devices prior to distribution of the Devices; and (2) for Devices that have been distributed by COMPANY, COMPANY shall make available an Update with the mandatory Supplemental Code to applicable Mobile Operators and/or end users as soon as possible, but in no event, no later than sixty (60) days after the mandatory Supplemental Code is made available to COMPANY. Nothing herein shall be construed to require MS to provide Supplemental Code to the Licensed Product directly to any Mobile Operator and/or end user, notwithstanding the request or direction of COMPANY.

3. REPORTS AND PAYMENTS.

(a) (i) Within fifteen (15) days after the end of each calendar month, and fifteen (15) days after the termination, cancellation or expiration date of this License Agreement for the final full or partial month, COMPANY shall provide a report in accordance with the then current Sales Out and Royalty Reporting Guidelines located on the Embedded Systems Website.

(ii) COMPANY shall take all steps necessary to ensure that COMPANY’s collection and provision of information as required by the Sales-Out and Royalty Reporting Guidelines is in compliance with all applicable national data protection laws. Notwithstanding the foregoing, in no event shall COMPANY be deemed in breach of this Agreement if COMPANY is unable to comply with certain requirements of the Sales-Out and Royalty Reporting Guidelines because such requirements conflict with any such data protection laws.

(iii) COMPANY shall provide MS a written forecast of the number of units for each version of Licensed Product COMPANY projects in good faith that COMPANY believes will be licensed or distributed over the [***] period, such period to begin upon COMPANY’s first license or distribution of the Licensed Product for revenue or equivalent consideration (the “[***]”). COMPANY has provided MS the initial [***], which [***] is incorporated into this License Agreement through the Monthly Payment Schedule. Thereafter, the [***] shall not be provided by COMPANY. Instead, the Actual Shipments figure (as defined below) reported by COMPANY in each prior [***] period shall constitute the new “[***]” figures for comparisons as described below against each successive [***] period during the term of the License Agreement.

(iv) At the end of each [***] period, MS will provide COMPANY with a reconciliation identifying the number of units for each version of Licensed Product reported by COMPANY in its royalty reports during the prior [***] period (the “Actual Shipments”) and comparing the Actual Shipments figure against the then-current [***] figure. If the number of units of Licensed Products in the Actual Shipments figure meets or exceeds the number of units in the [***] figure, there shall be no adjustment to the royalties paid under this Section 3. In the event the Actual Shipments figure is less than the number of units in the applicable [***] figure, then MS will calculate the difference between (A) the total royalties for each version of Licensed Product paid by COMPANY during such [***] period under this Section 3 and (B) the total applicable royalty rates for the Actual Shipments figure based upon the volume tiers identified for each version of Licensed Product in the Product and Royalty Schedule, and (C) MS will issue COMPANY a credit for such difference (a “Credit Amount”). COMPANY may apply a Credit Amount towards future payments due to MS under this License Agreement only for the [***] period that immediately follows the generation of each such Credit Amount; provided that if COMPANY does not apply the entire Credit Amount generated during each such [***] period MS shall refund to COMPANY any unused portion upon expiration or termination of this License Agreement.

(b)    (i) COMPANY shall pay MS: (A)(i) [***] of the [***] figure within [***] of the Effective Date, and (ii) [***] of the then-current [***] figure thereafter within [***] of the beginning of each subsequent [***] period during the term of the License Agreement; (B) the remaining [***] balance of the then-current [***] figure divided equally over each [***] period with such amounts to be paid monthly as set forth in the Monthly Payment Schedule, with the first [***] period beginning when a Licensed Product is first licensed or distributed for revenue or equivalent consideration with such amount paid monthly; and (C) the amount by which cumulative royalties exceed such monthly payment amounts. COMPANY shall make payments within [***] after the end of the calendar month in which such amounts first become due. If COMPANY fails to pay any royalty or other payment due hereunder by the applicable due date then, to the extent permitted by applicable law, MS may, at its option and without prejudice to any other right or remedy available to it, assess a recurring late charge on such past due amount at an annual rate equal to [***]. Such recurring late charge shall accrue monthly (before and after any judgment) from the due date to the date of actual payment (both dates inclusive). Notwithstanding any other provision of this Section 3(b)(i), such recurring late charge shall be payable on demand.

(ii) No payments or any Credit Amounts hereunder shall be applied to (A) reduce any payments due under another agreement; or (B) any payment due to the AR.

(c) COMPANY agrees to pay MS the royalty rate set forth in the Product and Royalty Schedule(s) for each unit of Licensed Product licensed, distributed or put in use by COMPANY. Royalty rates shall be based upon the then-current [***] and the Actual Shipment figures, and Company agrees the royalty rates and monthly

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC payment amounts shall be amended, by written amendment, in accordance with the volume tiers identified in the Product and Royalty Schedule(s) for such Licensed Product(s) and this Section 3. No royalty shall accrue to MS for Licensed Product shipped to replace units defective in media or reproduction, provided that COMPANY distributes such replacement copies directly to end users (without use of dealers or other intermediaries) at no charge, except for COMPANY’s reasonable cost of materials and shipping and handling costs. If COMPANY ships a replacement Device for a Device that is returned to COMPANY under COMPANY’s customary return polices, COMPANY shall not be required to pay a royalty for such replacement Device. If such returned Device is to be sold as a new Device, the returned Device shall be subject to Sections 2(e)-(g). If COMPANY refunds to an end user or the Channel all or substantially all of the purchase price of a Device that is returned to COMPANY under COMPANY’s customary return policies, COMPANY may claim a credit against royalty payments owed to MS under the Agreement in the amount of the royalty previously paid or payable to MS for the Licensed Product distributed on such returned Device. If COMPANY subsequently redistributes such returned Device for which a replacement unit was shipped or for which a credit was given by MS, COMPANY shall pay MS the royalty for the Licensed Product installed on such redistributed Device. Without limiting the foregoing, if COMPANY subsequently redistributes a returned Device for which no credit was given by MS, then no additional royalty shall accrue to MS for Licensed Product installed on such redistributed Device.

(d) MS may in good faith require ARs to refuse or limit orders placed by COMPANY which are in quantities greater than COMPANY will be able to (i) distribute, such that after six (6) months of COMPANY’s first commercial shipment of a Licensed Product, COMPANY has ordered more than four (4) times the number of COAs for such Licensed Product shipped by COMPANY in the month prior, unless such increase was forecasted by COMPANY to MS in advance, or (ii) make timely payment for in compliance with this License Agreement, such that COMPANY is more than ninety (90) days late in the payment of any undisputed royalties owed under this Agreement. MS shall provide immediate notice to COMPANY in such event.

(e) Royalties are separate from, and in addition to, any charges by the AR. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY’s activities in connection with this License Agreement. Such charges, taxes, duties, fees, excises or tariffs, if any, shall be paid by COMPANY.

(f) If COMPANY distributes any copies of Licensed Product in violation of this License Agreement, then MS, without limiting its remedies, may demand and COMPANY agrees to pay MS for such copies [***] for the Licensed Product(s) distributed in violation. COMPANY shall pay such additional royalty within thirty (30) days of receipt of MS’ invoice. Any such additional royalty shall be in lieu of, and not in addition to, any interest charge as set forth in Section 3(b) above (i.e. COMPANY shall not be required to pay both an interest charge under Section 3(b) and an additional royalty under this Section 3(f)).

(g) If COMPANY is required by any non-U.S.A. tax authority to withhold income taxes on payments to MS, then COMPANY may deduct such taxes from the amount owed MS and shall pay them to the appropriate tax authority, provided that within sixty (60) days of payment to MS, COMPANY delivers to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit. If COMPANY is located in a jurisdiction that utilizes the Value Added Tax or sales tax numbers (“VAT Number”) for tax identification purpose, COMPANY’s VAT Number shall be provided in the Addresses Schedule.

(h) If COMPANY conducts business in the U.S.A. and qualifies for a state resale tax exempt certificate, then COMPANY shall provide MS with a copy of its U.S.A. state resale tax exempt certificate, if applicable, with this License Agreement when it is returned for signature by MS.

(i) Upon request by MS, COMPANY shall provide MS with COMPANY’s current publicly available audited financial statements.

(j) COMPANY shall manage all COAs and other APM in the following manner:

(i) COMPANY shall maintain accurate and complete distribution records of COAs and other APM distributed by or for COMPANY.

(ii) For COAs damaged irreparably during the ordinary course of COMPANY’s business, COMPANY shall:

(A) maintain a log in the format specified by MS of each damaged (or destroyed) COA that includes the date damaged (or destroyed), Licensed Product name, COA number, and cause of damage (or destruction);

(B) if the COA is physically attached to the APM, destroy the remainder of the APM unit not including the COA itself (i.e., manual, disks, CD); and

(C) return each damaged COA to the AR from which such COA was purchased.

(iii) On a monthly basis, COMPANY will account for and reconcile all COAs in inventory, both on an individual basis for COMPANY and each COMPANY Subsidiary and Third Party Installer, if applicable, and on a consolidated basis. The reconciliation will account for beginning and ending COA inventory, COA acquisitions from ARs, COA distribution with Devices, customer returns, and COAs affixed to Devices or other APM that cannot be distributed for any reason. COMPANY will make this reconciliation available to MS upon request. COMPANY shall pay MS the royalty applicable to the Licensed Product for the difference between (A) the number of Devices distributed by COMPANY with COAs properly affixed or included, and the number of COAs acquired from ARs, less (B) the number of COAs that can be shown to the reasonable satisfaction of MS to be in COMPANY’s possession or properly returned to the AR.

(iv) If for any reason COMPANY encounters a situation requiring the return of COAs, COMPANY shall manage such return in accordance with the then current Licensing and Operations Resource Guide located on the Embedded Systems Website.

4. LIMITED WARRANTIES.

(a)    (i) MS’ limited warranties are such that the Licensed Product functionality conforms substantially only to the Licensed Product end user documentation kit (“End User Documentation Kit”) provided to COMPANY by MS as part of the Licensed Product Deliverables. COMPANY understands and agrees that such limited warranty shall not apply to any other Licensed Product end user documentation or information delivered to or created by COMPANY.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

(ii) If the Licensed Product software fails to conform substantially to End User Documentation Kit, then within one hundred twenty (120) days (the “Limited Warranty Period”) after MS’ delivery of Licensed Product Deliverables to COMPANY, COMPANY may report such deviations from the End User Documentation Kit (“Deviations”) to MS in writing. If COMPANY reports any Deviations during the Limited Warranty Period, then MS shall have sixty (60) days to correct such Deviations (the “Correction Period”). Upon delivery of a corrected release of Licensed Product to COMPANY, COMPANY shall have thirty (30) days in which to reject the Licensed Product software for failure to conform substantially to the End User Documentation Kit.

(iii) For clarification, if COMPANY does not report Deviations within the Limited Warranty Period or if COMPANY distributes the Licensed Product for revenue, COMPANY shall be deemed to have accepted the Licensed Product. For this Section 4(a)(iii), “acceptance” by COMPANY means the sooner of: (1) 120 days after MS delivery of the Licensed Product Deliverables to COMPANY or (2) distribution by COMPANY of the Licensed Product(s).

(iv) If MS fails to correct the Deviations within the Correction Period, or if COMPANY rejects the corrected release of Licensed Product software, as COMPANY’s sole remedy COMPANY may terminate this License Agreement with respect to such release of Licensed Product and shall not be liable for the pro rata portion of the minimum commitment, if any, attributable to such rejected Licensed Product(s) provided the following are satisfied: (1) within thirty (30) days after rejecting such Licensed Products, COMPANY certifies to MS its Device mix prior to the time of such rejected Licensed Product(s); (2) COMPANY uses commercially reasonable efforts to mitigate and change COMPANY’s Device mix from such rejected Licensed Product(s) to Licensed Product(s) accepted by COMPANY (if any); and (3) the parties document any such reduction in the minimum commitment obligation and change to royalty rates in a signed amendment to this Agreement. The parties agree to document any such reduction in the minimum commitment obligation in a signed amendment to this Agreement.

(b) EXCEPT AS PROVIDED IN SECTION 4(a) ABOVE, MS AND ITS SUPPLIERS DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, AND ANY WARRANTY THAT THE LICENSED PRODUCT OR ANY IMAGE WILL OPERATE PROPERLY ON ANY DEVICES. MS AND ITS SUPPLIERS ALSO DISCLAIM ANY COMMON-LAW DUTIES RELATING TO ACCURACY OR LACK OF NEGLIGENCE. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH COMPANY’S ENJOYMENT OF THE LICENSED PRODUCT OR AGAINST INFRINGEMENT.

5. LIMITATION OF LIABILITY/EXCLUSIVE REMEDY/DAMAGE EXCLUSION/RELEASE.

(a) LIMITATION OF AMOUNTS OF LIABILITY.

(i) COMPANY agrees that the total, cumulative liability of MS, Suppliers, and/or their respective officers, employees, and agents (collectively, “MS Representatives”) to COMPANY, under this License Agreement (including, without limitation, Section 8), whether in contract (including any provision of this License Agreement), tort, or otherwise, shall not exceed the greater of: (1) [***]; or (2) [***] of the amount paid by COMPANY to MS for that Licensed Product during the period of time not to exceed a [***] period immediately preceding the date on which a cause of action is filed with respect to such liability;

(ii) Subject to the ultimate limitation set forth in Section 5(a)(i) above, the total, cumulative liability of MS, MSCORP and/or MS Representatives to COMPANY under this License Agreement for any and all patent Claims arising within the geographical boundaries of [***] shall be limited to the [***] for units of the infringing Licensed Product distributed into or put in use in the particular country in which such Claim is brought during a [***] period immediately preceding the date on which a cause of action is filed with respect to such liability;

(iii) Subject to the ultimate limitation set forth in Section 5(a)(i) above, the total, cumulative liability of MS, MSCORP and/or MS Representatives to COMPANY under this License Agreement for any and all trade secret Claims arising within the Included Jurisdictions (other than the U.S., the EU and Canada) shall be limited to the total amount of royalties paid by COMPANY to MS for units of the infringing Licensed Product distributed into or put in use in the particular country in which such Claim is brought during a two (2) year period immediately preceding the date on which a cause of action is filed with respect to such liability; and

(iv) For clarification, each of the limitations in this Section 5 shall be reduced for amounts paid by MS under this Agreement

(b) EXCLUSIVE REMEDY. COMPANY’s exclusive remedy for any such liability identified in Section 5 (except for any remedy elected by MS under Section 8 will be the recovery of COMPANY’s direct damages incurred in reasonable reliance, limited to the amount set forth in Section 5.

(c) EXCLUSION OF CERTAIN DAMAGES AND LIMITATION OF TYPES OF LIABILITY. EXCEPT FOR DAMAGES RESULTING FROM MISUSE OF MSCORP’S INTELLECTUAL PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY VIOLATION OF SECTION 2 OF THIS LICENSE AGREEMENT) AND/OR AS PROHIBITED BY LAW, IN NO EVENT WILL COMPANY, MS OR ANY MS REPRESENTATIVES BE LIABLE TO THE OTHER PARTY HERETO OR TO ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, OR ECONOMIC DAMAGES, REGARDLESS OF THE THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION PRODUCT LIABILITY OR NEGLIGENCE), OR FOR ANY LOST REVENUE, PROFIT, DATA, PRIVACY OR SECURITY, OR FOR ANY PUNITIVE DAMAGES, ARISING OUT OF OR RELATED TO THE USE OF OR INABILITY TO USE LICENSED PRODUCT, OR OTHERWISE UNDER THIS AGREEMENT EVEN IF COMPANY, MS OR MS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS EXCLUSION AND LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

(d) RELEASE. Except as otherwise provided in this Agreement, COMPANY releases MS and its Suppliers from all liability in excess of the limitation set forth in Section 5 above, including without limitation any Claim or claim for indemnification or contribution from MS or MSCORP with respect to any infringement of the rights of a third party, whether arising under statutory or common law or otherwise.

6. NOTICE AND AGREEMENT RE: TECHNOLOGY.

THE LICENSED PRODUCT MAY CONTAIN TECHNOLOGY THAT IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE IN ENVIRONMENTS OR APPLICATIONS IN WHICH THE FAILURE OF LICENSED PRODUCT COULD LEAD TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

ENVIRONMENTAL DAMAGE OR FINANCIAL LOSS. COMPANY SHALL USE COMMERCIALLY REASONABLE EFFORTS TO INSULATE LICENSED PRODUCT FROM INTERFERENCE WITH OR CONTROL OF SUCH APPLICATIONS AND SHALL INDEMNIFY AND HOLD MS AND ITS SUPPLIERS HARMLESS FROM ANY THIRD PARTY CLAIM ARISING OUT OF COMPANY’S BREACH OF THE OBLIGATIONS SET FORTH IN THIS SECTION 6 SUBJECT TO THE FOLLOWING:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Section (6)(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that materially affects the rights and interests of MS or MSCORP without the prior, written consent of MS and/or MSCORP which shall not be unreasonable withheld.

7. LICENSED PRODUCT SUPPORT.

(a) The License Agreement terms do not include technical support by MS to COMPANY, its Channel or end users. Technical support for COMPANY may be available from MS, MSCORP, or an MSCORP subsidiary, pursuant to a separate agreement.

(b) COMPANY is solely responsible for end user support, and shall advise end users accordingly.

8. INTELLECTUAL PROPERTY INFRINGEMENT.

(a) MS agrees to defend COMPANY in a lawsuit or other judicial action, and pay the amount of any adverse final judgment (or settlement to which MS consents) from such lawsuit or judicial action for any third party claim(s) that the Licensed Product(s): (i) infringe any patents enforceable in the [***]; (ii) infringe any copyright or trademark rights enforceable in any of the Included Jurisdictions (defined in Section 8(e), below); or (iii) misappropriates trade secrets enforceable in any of the Included Jurisdictions (defined in Section 8(e). (separately and collectively, “Claim”). The terms “misappropriation” and “trade secret” are used as defined in the Uniform Trade Secrets Act, except in the case of claims arising under any license or service agreement governed by the laws of any jurisdiction outside the United States, in which “misappropriation” will mean intentionally unlawful use and “trade secret” will mean “undisclosed information” as specified in Article 39.2 of the TRIPs agreement.

With regard to any Claim, MS’ obligations are subject to the following conditions:

(A) COMPANY must promptly notify MS in writing;

(B) MS shall have sole control over defense and/or settlement of the Claim; provided that MS shall not consent to any settlement that would subject COMPANY to any monetary payments without the prior written consent of COMPANY, which consent shall not be unreasonably withheld;

(C) COMPANY shall provide MS with reasonable assistance in the defense of the Claim;

(D) MS’ obligations to defend and pay a patent Claim shall be limited to patent Claims wherein the Licensed Product alone, without combination or modification, constitutes infringement (including direct or contributory infringement) of such patent Claim; and

(E) MS’ shall have no obligation to defend and pay a trade secret Claim if COMPANY acquired a trade secret (a) through improper means; (b) under circumstances giving rise to an independent duty by COMPANY to maintain its secrecy or limit its use; or (c) from a person (other than MS or its Suppliers) who owed to the party asserting the trade secret Claim a duty to maintain the secrecy or limit the use of the trade secret.

(b) In the event that MS is required to defend a lawsuit or other judicial action pursuant to Section 8(a) above and such lawsuit or other judicial action includes allegations (other than a Claim) with respect to non-MS products, then COMPANY shall retain, at its sole expense, separate counsel to defend against such allegations, and agrees to reimburse MS for any and all attorneys’ fees and costs incurred by MS with respect to defending against such allegations.

(c) In addition to the obligations set forth in Section 8(a) above, if there is a final, adverse decision by a court of competent jurisdiction concerning a Claim, MS may, at its expense, but without obligation to do so, undertake such further actions as:

(i) procuring for COMPANY such copyright, trade secret, trademark or patent right(s) or licenses as may be necessary to address the Claim;

(ii) replacing or modifying the Licensed Product or trademark to make it non-infringing, while remaining functionally equivalent; or

(iii) making Supplemental Code available for the allegedly infringing Licensed Product that includes replacement code that has comparable functions and features to the allegedly infringing functions and features of the Licensed Product.

If MS determines that it cannot reasonably undertake the foregoing actions and provided that there is not a court order to the contrary, then MS shall provide COMPANY with at least forty-five days’ prior notice that it cannot reasonably undertake the foregoing actions and that COMPANY should cease manufacture, use, sale, offer for sale, importation or other disposition or promotion of such Licensed Product or trademark. During this forty-five day period, (1) COMPANY or MS may terminate this Agreement as to the infringing Licensed Product and COMPANY shall not be liable for the pro rata portion of the minimum commitment, if any, attributable to such terminated Licensed Product(s), and the parties agree to document any such reduction in the minimum commitment obligation, if any, and change in royalty rates in a signed amendment to this Agreement; or (2) unless there is a court order to the contrary, COMPANY can continue to distribute the Licensed Product, but MS and its Suppliers shall have no liability for any intellectual property infringement claim (including a Claim) based on COMPANY’s manufacture, use, sale, offer for sale, importation or other disposition or promotion of the Licensed Product or trademark after MS’ notice that COMPANY should cease manufacture, use, sale, offer for sale, importation or other disposition or promotion of such Licensed Product or trademark due to such claim. COMPANY shall indemnify and defend MS and Suppliers from and against all damages, costs and expenses, including reasonable attorneys’ fees incurred due to COMPANY’s continued distribution of the allegedly infringing Licensed Product or trademark after MS provides such notice.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

(d) With regard to any claim (other than a Claim) that the Licensed Product infringes any third party intellectual property rights, COMPANY shall promptly notify MS in writing of such claim. MS shall have no obligation to defend COMPANY or pay damages arising out of such claim. Notwithstanding the absence of any such obligation(s), MS reserves the option, in its discretion and at its expense, to assume at any time defense of any such claim. In the event that MS assumes defense of any such claim, (i) MS shall notify COMPANY in writing of that election; (ii) MS shall have sole control over defense and/or settlement of the claim; provided that MS shall not consent to any settlement that would subject COMPANY to any monetary payments without the prior written consent of COMPANY, which consent shall not be unreasonably withheld; (iii) COMPANY shall provide MS with reasonable assistance in the defense of the claim; and (iv) MS shall thereafter defend COMPANY against that claim. MS shall pay the amount of any adverse final judgment (or settlement to which MS consents) resulting from that claim (or in the case of a claim based on an allegation of patent infringement, MS shall pay up to an amount not to exceed a reasonable royalty based on the per copy price paid by COMPANY for copies of the Licensed Product subject to the claim) .

(e) Neither MS nor its Suppliers shall have any obligation to COMPANY for any copyright, trademark or trade secret Claims that arise outside the geographical boundaries of the Included Jurisdictions or any patent Claims that arise outside of the [***]. “Included Jurisdictions” means [***].

9. AUDIT.

(a) During the term of this License Agreement and for two (2) years thereafter and within fourteen (14) days of MS’ written request, at dates and times to be mutually agreed, COMPANY shall make available at a single, readily accessible location all accounting, purchase, inventory, sales and other records relating to the acquisition, installation and distribution, or destruction of each Licensed Product (“Records”).

(b) In order to verify COMPANY’s compliance with this License Agreement, MS may cause (i) an audit to be made of COMPANY’s Records and/or (ii) an inspection to be made of COMPANY’s facilities and procedures. Audits shall be conducted by an independent certified public accountant selected by MS (other than on a contingent fee basis), Any Records or other information or materials inspected shall be deemed Confidential Information of COMPANY under Section 11 below.

(c) COMPANY agrees to provide any audit or inspection team designated by MS access to all relevant COMPANY Records and facilities.

(d) MS shall pay the costs of any audit or inspection unless the review discovers discrepancies that exceed the greater of [***] or [***] originally reported by COMPANY during the time frame that was audited or an intentional and material breach of any COMPANY obligations under the terms of this License Agreement.

10. INDEMNITY.

COMPANY SHALL INDEMNIFY AND DEFEND MS AND ITS SUPPLIERS AGAINST ALL CLAIMS, SUITS, LOSSES, EXPENSES AND LIABILITIES (INCLUDING MS’S REASONABLE ATTORNEYS’ FEES) FOR BODILY INJURY, PERSONAL INJURY, DEATH AND TANGIBLE PROPERTY DAMAGE MADE AGAINST MS OR ITS SUPPLIERS BY A THIRD PARTY AS A RESULT OF THE DEVICE. COMPANY SHALL PAY ANY SETTLEMENTS ENTERED INTO BY COMPANY OR DAMAGES AWARDED AGAINST MS TO THE EXTENT OF SUCH A CLAIM, PROVIDED THAT COMPANY IS PROMPTLY NOTIFIED, RENDERED REASONABLE ASSISTANCE BY MS AS REQUIRED, AND PERMITTED TO CONTROL THE DEFENSE AND/OR SETTLEMENT NEGOTIATIONS. COMPANY SHALL BE SOLELY RESPONSIBLE FOR ANY CLAIMS, WARRANTIES OR REPRESENTATIONS MADE BY COMPANY OR ITS EMPLOYEES OR AGENTS, WHICH DIFFER FROM THE WARRANTY PROVIDED BY MS HEREUNDER.

11. NONDISCLOSURE.

The terms and conditions of this Agreement and all information provided in connection therewith shall be treated as confidential information under that certain Microsoft Corporation Non-Disclosure Agreement effective June 24th, 2002 between COMPANY and MSCORP, or such successor agreement(s) thereto. With regard to Feedback (as defined in the Development Agreement), in the event of a conflict between the NDA and the Development Agreement, the Development Agreement shall control.

12. MS OEM ONLINE AND MS EMBEDDED COMMUNICATIONS EXTRANET

COMPANY shall comply with the terms and conditions set forth in the Use of MS OEM Online and MS Embedded Communications Extranet Schedule.

13. ASSIGNMENT.

(a) This License Agreement shall not be assigned or sublicensed by COMPANY in whole or in part (by contract, merger, operation of law, or otherwise) without the prior, written consent of MS, which consent shall not be unreasonably withheld. MS shall notify COMPANY within thirty (30) days after MS receives from COMPANY a notice requesting MS’s consent to an assignment. Any assignment or sublicense in violation of this provision shall be void and of no effect.

(b) On or after August 1, 2004, this License Agreement and any directly related agreement(s) to which MS is a party or by which MS is benefited, including all rights and obligations thereunder, may be assigned by MS to a direct or indirect wholly owned subsidiary of MSCORP. MS shall provide COMPANY with notice of such assignment, provided, however, that failure to provide notice shall not affect the effectiveness of any such assignment. From and after such assignment, all references to “MS” contained in this License Agreement or any related documents or items shall refer to the assignee identified in the applicable assignment notice to COMPANY, and all references to “Suppliers” shall include Microsoft Licensing, GP.

14. TERM.

The duration of this License Agreement shall run from the Effective Date until the Expiration Date which shall be five (5) years from the end of the calendar month in which the Effective Date occurs.

15. NONCOMPLIANCE AND CANCELLATION.

(a) MS may suspend any rights granted to COMPANY under this License Agreement and/or require ARs to refuse to fulfill or to limit orders placed by COMPANY, and/or cancel this License Agreement, in its entirety or as to any individual Licensed Product(s), upon any of the following events:

(i) if COMPANY materially breaches any provision of this License Agreement,

(ii) [Intentionally Left Blank.];

(iii) if, subject to applicable law, COMPANY enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

(b) In the event of COMPANY material breach of Sections 2, 9, 11 or 13, any suspension, instruction to ARs, or cancellation shall be effective upon notice to COMPANY.

(c)    (i) If any of the events in Section 15(a)(iii) occurs, any cancellation shall be effective upon notice to COMPANY or as soon thereafter as is permitted by applicable law.

(ii) To the extent allowed by applicable law, COMPANY’s license rights herein shall be suspended as of the date COMPANY enters reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors.

(d) In the event of material breach of any provision of this License Agreement by COMPANY, except those identified in Section 15 (b) and 15(a)(iii) above, COMPANY shall have sixty (60) days from the date of receipt of MS’s notice of such breach to cure such breach. If COMPANY does not cure such breach within such sixty (60) day period, MS may suspend or cancel this License Agreement effective upon notice.

(e) Cancellation of this License Agreement by MS pursuant to Section 15(a) above automatically accelerates, without further notice, COMPANY’s obligation to pay all sums COMPANY contracted to pay under this License Agreement, including all minimum commitment obligations, if any.

(f) Within ten (10) days after cancellation or expiration of this License Agreement, COMPANY shall, at COMPANY’s expense, return the Licensed Product Deliverable(s) and all remaining Licensed Product, including any APM. Notwithstanding the foregoing, COMPANY may keep one (1) unit of Licensed Product Deliverables of each Licensed Product for support purposes only.

(g) Upon cancellation or expiration of this License Agreement, COMPANY shall cease distribution of all Licensed Product and all of COMPANY’s license rights herein shall cease. Notwithstanding the foregoing, COMPANY shall be entitled to continue to exercise the rights and licenses granted under this License Agreement for a period not to exceed sixty (60) days from the date of expiration to the extent necessary for COMPANY to supply Devices in COMPANY’s inventory existing prior to expiration of this License Agreement to its Channel or end users pursuant to a binding supply agreement with such Channel member or end user which was made prior to the date this License Agreement expires (“Limited Sell-Off Period”). The foregoing Limited Sell-Off Period shall not apply to the extent:

(i) COMPANY and MS enter into a successor agreement (if any),

(ii) such activities during any such period are otherwise prohibited by court or governmental order,

(iii) any rejected Licensed Product as set forth in Section 4(a)(iv), or

(iv) this License Agreement is cancelled pursuant to Sections 15(b) or 15(c).

In connection with the Limited Sell-Off Period provided herein, COMPANY shall be subject to all relevant obligations described in this License Agreement (including without limitation obligations to deliver royalty reports and continue to pay royalties with respect to any Devices distributed during such period) to the same extent as prior to the date this License Agreement expires.

(h) In the event of material breach of any provision of this License Agreement by MS (except for a breach of Section 11), MS shall have thirty (30) days from the date of notice of such breach from COMPANY to cure such breach. If MS does not cure such breach within such thirty (30) day period, COMPANY may cancel this License Agreement effective upon notice to MS. In the event of MS’s material breach of Section 11, any cancellation shall be effective upon notice to MS. Any cancellation under this subsection (h) shall relieve COMPANY of its minimum commitment obligations, if any.

(i) Sections 4, 5, 8(a)-(c) (for two years after cancellation or expiration of this License Agreement), 8(d), 9, 11, 12, 13, and 16 through 20 of this License Agreement shall survive cancellation or expiration of this License Agreement.

16. NOTICES.

All notices, authorizations, and requests in connection with this License Agreement shall be addressed as stated in the Addresses Schedule and shall be deemed received three (3) business days after they are (i) deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by international air express courier, charges prepaid; or (iii) for email notices sent by MS to COMPANY regarding updates or changes to information, instructions, or forms contained on the Embedded Systems Website, sent via secured internet mail.

17. CHOICE OF LAW; JURISDICTION AND VENUE; ATTORNEYS FEES.

(a) This License Agreement and all related matters shall be interpreted under and controlled by the laws of the State of New York, and each party consents to exclusive jurisdiction and venue in the state and federal courts sitting in the State of New York. Process may be served on either party as authorized by applicable law or court rule.

(b) If either party employs attorneys to enforce any rights arising out of or relating to this License Agreement, the primarily prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and other expenses.

18. GOVERNMENT REGULATIONS.

(a) COMPANY acknowledges that Licensed Product is subject to U.S. export jurisdiction. COMPANY agrees to comply with all applicable international and national laws that apply to the Licensed Product, including the U.S. Export Administration Regulations, as well as end-user, end-use, and destination restrictions issued by U.S. and other governments. For additional information, see [***]. MS will provide reasonable assistance to COMPANY hereunder.

(b) All Licensed Product provided to the U.S. Government pursuant to solicitations issued on or after December 1, 1995 is provided with the commercial license rights and restrictions described elsewhere herein. All Licensed Product provided to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 is provided with “Restricted Rights” as provided for in FAR, 48 CFR 55.227-14 (JUNE 1987) or DFAR, 48 CFR 252.227-7013 (OCT 1998), as applicable. The reseller is responsible for ensuring Licensed Product is marked with the “Restricted Rights Notice” or “Restricted Rights Legend,” as required. All rights not expressly granted are reserved.

19. FORCE MAJEURE.

If as a result of fire, casualty, an act occasioned exclusively by forces of nature, riot, terrorist act, war, labor dispute, material changes in applicable law or regulation, or decree of any court (each individually referred to as a “Force Majeure Event”), either of the parties shall be unable to perform its obligations under the

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Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

License Agreement, such inability shall not constitute a breach of the License Agreement, and such obligations shall be performed as soon as the cause of the inability ceases or is removed. Except as provided in Section 3(j), in no event shall the damage to, or destruction or disappearance of, COAs on account of a Force Majeure Event relieve COMPANY of its payment obligations in connection therewith.

20. GENERAL.

(a) This License Agreement does not constitute an offer by either party and it shall not be effective until signed by both COMPANY and MS. Upon execution by both COMPANY and MS, this License Agreement, together with its schedules, shall constitute the entire agreement between them and merges all prior and contemporaneous communications. Except as otherwise expressly provided herein, this License Agreement shall not be modified except by a written agreement signed on behalf of COMPANY and MS by their respective duly authorized representatives. Any statement appearing as a restrictive endorsement on a check or other document which purports to modify a right, obligation or liability of either party shall be of no force and effect.

(b) Neither the existence nor the terms of this License Agreement shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

(c) If any provision of this License Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions and license for remaining Licensed Product(s), as applicable, shall remain in full force and effect.

(d) No waiver of any breach of any provision of this License Agreement shall constitute a waiver of any prior, concurrent or subsequent, and no waiver shall be effective unless made in a writing signed by an authorized representative of the waiving party.

(e) As used in this License Agreement, “writing” or “written” means a non-electronic record or a facsimile.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

USE OF MS OEM ONLINE AND

MS EMBEDDED COMMUNICATIONS EXTRANET

SCHEDULE

MOO and the ECE (as defined below) are sometimes each referred to herein as a “Site” or collectively as the “Sites.” If COMPANY has previously entered into an MS OEM Online Site Agreement, such agreement shall not apply to COMPANY’s use of a Site in connection with this License Agreement. With respect to the License Agreement and COMPANY’s use of a Site, COMPANY agrees to the following terms and conditions, and shall cause its COMPANY Administrator(s) and Users (as defined below) to use the Sites in compliance with this Schedule and the terms of use or other conditions or instructions posted on the Sites:

(a) As used in this Schedule:

(i) “COMPANY Administrator(s)” means the User(s) designated by COMPANY in the Address Schedule of the License Agreement until such time as MS has received not less than forty-eight (48) hours notice from COMPANY through the MOOHelp@Microsoft.com or EmbeddedOEM@Microsoft.com email aliases for MOO and the ECE respectively that COMPANY has made a change to any authority previously established by COMPANY in connection with such designation.

(ii) “MS Embedded Communications Extranet” or “ECE” means the Internet site located at [***] (or such successor URL as MS may designate from time to time) made available to COMPANY by MS as an informational resource.

(iii) “MS OEM Online” or “MOO” means the Internet site located at [***] (or such successor URL as MS may designate from time to time) accessed and used by COMPANY in connection with certain aspects of its performance under this License Agreement.

(iv) “User” means an officer, employee, consultant or other person or agent of COMPANY who has, or who creates the appearance of having, been duly authorized by COMPANY to use the applicable Site on behalf of COMPANY.

(b) COMPANY Administrator(s) shall be solely responsible for establishing, maintaining and terminating all access and authorities for Users, including (without limitation) creating or arranging for all passwords, private encryption keys or other identifiers utilized in connection with a Site security or COMPANY security (collectively, “COMPANY Password Information”), and shall use reasonable efforts to keep all COMPANY Password Information secure from unauthorized access. On behalf of COMPANY, COMPANY Administrator(s) shall, and shall cause and instruct Users to: (i) protect COMPANY Password Information as confidential information and not disclose any part of it to any person or entity outside of COMPANY or to any person inside of COMPANY without a need to know; (ii) save their respective COMPANY Password Information in an appropriate, secure manner and place that will prevent unauthorized use; and (iii) only take actions at a Site that the COMPANY Administrator or User, respectively, is authorized by COMPANY to take. MS may provide guidelines from time to time in connection with COMPANY’s use of ECE.

(c) MS reserves the right to suspend or terminate authorities, or to suspend or block access to all or any part of a Site or information, upon electronic notice (indicating the reason for such action) to the COMPANY Administrator(s) email address; provided, however, that no notice shall be required if MS has determined that there is possible harm or threat of harm to MS, a Site or others. If prior notice is not provided, MS shall provide COMPANY with subsequent notice within a reasonable time unless the provision thereof might continue a possible harm or threat of harm, or impede or compromise any investigation into the same.

(d) COMPANY agrees that neither MS nor any of its agents shall have any liability for any failure to provide a level of security greater than that generally afforded by the use of (i) client side digital certificates at 512-bit cipher strength for user workstation authentication in connection with MOO, or (ii) Windows Integrated Security and SSL 128-bit encryption in connection with the ECE. COMPANY and its Users shall not cause any harm to a Site.

(e) COMPANY expressly acknowledges and agrees that:

(i) EACH site is provided as is, and that the warranty disclaimers, damage exclusions and limitations of remedies in THE LICENSE AGREEMENT all apply to EACH site and TO their information, functionality, services and availability or lack thereof; AND

(ii) COMPANY WILL NOT RELY ON OR TREAT ANY SITE INFORMATION AS AN EXPRESS WARRANTY.

(f) MS reserves the right to change or discontinue all or any portion of a Site at any time. Users may make a copy of Site information to document COMPANY transactions and/or contracts or to retain information MS is required to provide. MS agrees to retain not less than two (2) years of COMPANY MOO online transactional record availability through the standard MOO user interface, and not less than two (2) years of retrievable offline MOO transactional record archival (e.g., electronic media) following expiration of online availability. Except for the foregoing records, MS has no duty to retain or make available Site information or records for COMPANY’s later access.

(g) The Sites are not open to the public and their respective functionality and all information on them shall be treated as confidential information under Section 11 of this License Agreement.

(h)    (i) COMPANY agrees to access and use MOO for all transactions and purposes contemplated by MOO until the date that is the earliest of the date that: (A) MS ceases to provide MOO to similarly situated OEMs, or (B) the date COMPANY has satisfied all of its rights and obligations under the License Agreement.

(ii) Subject to applicable law, all actions taken by the COMPANY Administrator(s) or any other User at or in relation to a Site shall be attributed to and legally bind COMPANY if (A) COMPANY Administrator(s) or any other User(s) has supplied on the applicable Site or otherwise in relation to a Site session, COMPANY Password Information; or (B) COMPANY or Users have failed to keep COMPANY Password Information secure and the failure caused or contributed to creation of an appearance that actions taken in connection with the applicable Site were being taken by, or on behalf of, COMPANY; or (C) COMPANY has otherwise approved, allowed or accepted benefits or

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC use of the applicable Site by a person purporting to be its agent. Notwithstanding the foregoing, if COMPANY Password Information is used to cause harm or damage to COMPANY or MS by a person who obtained it by means that could not have been precluded by COMPANY after complying with Section (b) of this Schedule, then acts taken with COMPANY’s Password Information so obtained will not be attributed to COMPANY because of this Section (h)(ii) of this Schedule, but may be attributed to MS, COMPANY or others under principles of equity or law pertinent to the act in question.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

COMPANY BRAND NAMES AND TRADEMARKS SCHEDULE

If COMPANY’s Device(s) are marketed, licensed, or distributed under COMPANY’s brand names and trademarks which do not include COMPANY’s name, those brand names and trademarks must be listed below:

Brand Names & Trademarks

1. Treo

COMPANY may distribute Licensed Product(s) only with Device(s) which are marketed, licensed and distributed under COMPANY’s brand names and trademarks. The Licensed Product(s) may not be distributed with Device(s) which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

COMPANY SUBSIDIARIES SCHEDULE

For purposes of this License Agreement, the term “COMPANY Subsidiary” shall mean a legal entity (a) that is listed below, and (b) of which, on a class by class basis, more than fifty percent (50%) of the stock entitled to vote for the election of directors is directly owned by COMPANY, but only so long as such ownership exists.

COMPANY authorizes each COMPANY Subsidiary listed below to exercise rights under this License Agreement. By completing this Schedule, COMPANY agrees to the Additional Provisions set forth below.

Additional COMPANY Subsidiaries may be added only by amendment of this Schedule. A legal entity that distributes Licensed Product already embedded in a fully assembled Device as received from COMPANY or a COMPANY Subsidiary is not required to be listed in this COMPANY Subsidiaries Schedule.

_______________________ <<COMPANY Subsidiary Name>>	______________________ <<COMPANY Subsidiary Name>>
_______________________ <<Address >>	______________________ <<Address >>
_______________________	______________________
_______________________	______________________
Attn: __________________________ <<Contact Name >>	Attn: __________________________ <<Contact Name >>
Tel: ___________________________	Tel: ___________________________
Fax: ___________________________	Fax: ___________________________

Additional Provisions

(a) COMPANY Subsidiary may not exercise any rights or receive any confidential information from COMPANY under the License Agreement until thirty (30) days after it has delivered to MS a signed COMPANY Subsidiary Agreement in the form indicated in Attachment 1 to this Schedule.

(b) COMPANY Subsidiary’s exercise of rights under the License Agreement shall be subject to all terms and conditions set forth in the License Agreement. COMPANY irrevocably and unconditionally guarantees the compliance of each COMPANY Subsidiary with the License Agreement, and shall be jointly and severally liable with each COMPANY Subsidiary for breach of the License Agreement by such COMPANY Subsidiary.

(c) [Intentionally Omitted]

(d) All orders placed with ARs, and payments to ARs, shall be made only by COMPANY or a COMPANY Subsidiary. Licensed Product shipments made by or for MS and ARs may be delivered only to locations owned or controlled by COMPANY or a COMPANY Subsidiary.

(e) COMPANY shall make consolidated royalty reports, royalty payments and other required reports on behalf of COMPANY and each COMPANY Subsidiary. MS may request COMPANY to provide royalty or other reports that specify information by COMPANY and each COMPANY Subsidiary.

(f) For clarification purposes, royalties are separate from, and in addition to, any charges by the AR for APM ordered by COMPANY Subsidiary. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY Subsidiary’s activities in connection with this License Agreement. Such charges, taxes, duties, fees, excises or tariffs, if any, shall be paid by COMPANY or COMPANY Subsidiary.

(g) The rights or obligations of each COMPANY Subsidiary shall not be assigned or sublicensed by COMPANY Subsidiary (by contract, merger, operation of law, or otherwise).

(h) In addition to the events of noncompliance described in the General Terms and Conditions Section 15 (Noncompliance and Cancellation), MS may suspend, cancel or terminate the License Agreement upon any material default by COMPANY Subsidiary under the License Agreement subject to any rights to cure available to COMPANY under Section 15.

(i) Upon expiration, cancellation or termination of the License Agreement, each COMPANY Subsidiary may retain one (1) unit of each Licensed Product for support purposes only.

(j) COMPANY obligations set forth in General Terms and Conditions Section 9 (Audit) shall extend to maintenance on COMPANY premises of copies of corresponding COMPANY Subsidiary records and books of account. MS rights set forth in General Terms and Conditions Section 9 (Audit) shall extend in full to COMPANY Subsidiaries.

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Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

ATTACHMENT 1 TO

COMPANY SUBSIDIARIES SCHEDULE

(Sample Form)

[To be printed on COMPANY Subsidiary’s Letterhead]

<<INSERT DATE THIS LETTER IS EXECUTED BY COMPANY SUBSIDIARY>>

Microsoft Licensing, GP

6100 Neil Road

Reno, NV 89511

Attn: OEM Contract and Revenue Management Team

To Whom It May Concern:

For good and valuable consideration, <<INSERT COMPANY SUBSIDIARY NAME>>, a corporation of <<INSERT COMPANY SUBSIDIARY STATE OR COUNTRY OF INCORPORATION>> (“COMPANY Subsidiary”) hereby covenants and agrees with Microsoft Licensing, GP, a Nevada U.S.A. general partnership (“MS”) that COMPANY Subsidiary will comply with all obligations of <<INSERT COMPANY NAME>>, a corporation of <<INSERT COMPANY INCORPORATION DATA>> (“COMPANY”) pursuant to the <<INSERT LICENSE AGREEMENT NAME>> dated <<INSERT LICENSE AGREEMENT EFFECTIVE DATE>> between COMPANY and MS (MS Agreement No. <<INSERT MS LICENSE AGREEMENT NUMBER>>) (“License Agreement”).

COMPANY Subsidiary acknowledges that its agreement herein is a condition for COMPANY Subsidiary to exercise any of the rights granted by COMPANY to COMPANY Subsidiary pursuant to the terms of the License Agreement. COMPANY Subsidiary shall be jointly and severally liable to MS and its Suppliers for all obligations related to COMPANY Subsidiary’s exercise of license rights or receipt of confidential information under the License Agreement, including but not limited to the payment of royalties for Licensed Product(s).

Capitalized terms used herein and not otherwise defined shall have the same meaning as in the License Agreement.

IN WITNESS WHEREOF, COMPANY Subsidiary has executed this letter as of the date specified above. All signed copies of this letter shall be deemed originals.

<<INSERT COMPANY SUBSIDIARY NAME>>

<<Signature>>

<<Name and Title of Signatory (Printed or Typed)>>

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

THIRD PARTY BRAND NAMES AND TRADEMARKS SCHEDULE

Notwithstanding anything to the contrary contained in the License Agreement, Devices may be marketed, licensed, or distributed by a third party under brand names and trademarks which do not include COMPANY’s name, provided that such third party brand names, trademarks and model names used for the Devices are listed below.

COMPANY’s royalty report shall include a separate reporting of the number of units of Devices distributed under each third party brand name or trademark.

Licensed Product Name and Version	Language Version	Brand Name & Trademarks	Devices	Model Name Used by Third Party
1
2.

Prior to any marketing or distribution of a Device under any third party brand name or trademark not listed on this Third Party Brand Names and Trademarks Schedule, COMPANY shall notify its Account Manager of any third party brand name or trademark that it proposes to add to this Third Party Brand Names and Trademarks Schedule. Provided the parties reach agreement regarding the third party brand name or trademark, COMPANY and MS shall execute an amendment to add such third party brand name or trademark to this Third Party Brand Names and Trademarks Schedule. COMPANY hereby acknowledges and agrees that MS reserves the right to reject a proposed third party name or trademark and/or to execute a direct license with the owner of such proposed third party name or trademark.

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Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

THIRD PARTY INSTALLER SCHEDULE

Except as expressly provided in this Schedule, COMPANY shall not place a Memory Medium into Devices and/or place APM and End User Documentation in the Device packages, except on COMPANY premises by COMPANY employees. COMPANY may engage a third party installer specifically approved in writing by MS (“Third Party Installer”) to place a Memory Medium into Devices and/or place APM and End User Documentation in the Device packages, provided that all of the conditions listed below are and remain satisfied.

(a) COMPANY shall provide MS with the name, address, and business profile in the English language (including years in business, ownership profile, trade names used, nature of principal business activities, and summary of pertinent prior experience) of any Third Party Installer COMPANY intends to engage at least sixty (60) days before COMPANY intends to have the Third Party Installer begin work for COMPANY. The Third Party Installer must be approved in writing by MS prior to beginning work. MS shall approve or reject such Third Party Installer within ten (10) business days of receipt of the foregoing information from COMPANY. MS’s failure to reject such Third Party Installer within such ten (10) day period shall be deemed an approval of such Third Party Installer.

(b) COMPANY shall enter into a written agreement with the Third Party Installer (hereinafter “Installation Agreement”) that expressly provides that MS is a third party intended beneficiary of the Installation Agreement (with respect to the Licensed Products) with rights to enforce such agreement (with respect to the Licensed Products), and that requires the Third Party Installer:

(1) to comply with obligations identical to those imposed on COMPANY by Sections 2(a)(iii), 2(a)(iv), 2(a)(v), 2(b), 2(c), 2(i), 9, 11, and 17(a);

(2) to consent to venue and jurisdiction in the state and federal courts sitting in the State of New York with respect to any action brought by MS to enforce its rights under the Installation Agreement;

(3) to provide, with reasonable notice, access to Third Party Installer premises to audit or inspection team(s) sent on behalf of MS or COMPANY, with or without notice, in order that such team may perform an audit of the Third Party Installer’s Records and/or an inspection of the Third Party Installer’s procedures to determine compliance with the terms of the Installation Agreement and the License Agreement;

(4) to halt the placement of a Memory Medium into Devices and/or APM and End User Documentation in the Device packages upon notice from COMPANY or MS of the suspension, termination, cancellation, or expiration of the License Agreement;

(5) to distribute the Device(s) installed with the Image only to COMPANY, or to COMPANY’S Channel or COMPANY’s end user customers on behalf of COMPANY;

(6) to pay MS’ or COMPANY’s attorneys’ fees if COMPANY or MS employs attorneys to enforce any either party’s respective rights arising out of the Installation Agreement;

(7) [Intentionally Left Blank]

(8) to use reasonable commercial efforts to maintain the inventory of Devices separate from inventory of third parties’ devices, if any, in the Third Party Installer’s possession.

(c) In order to distinguish COMPANY’s Devices from third parties’ Devices, prior to delivery of any Memory Medium, APM, and/or End User Documentation to any Third Party Installer, COMPANY shall require the AR to place COMPANY’s name at a conspicuous location on packaging of Memory Medium, APM, and End User Documentation delivered to the Third Party Installer by or on behalf of COMPANY.

(d) [Intentionally Left Blank]

(e) COMPANY hereby agrees to cease use of any Third Party Installer upon receipt of thirty (30) days prior written notice from MS of a material breach of this Schedule or the Installation Agreement with respect to the Licensed Products.

(f) Any breach by the Third Party Installer of the terms of the Installation Agreement or this License Agreement shall be deemed a material breach of this License Agreement by COMPANY.

(g) [Intentionally Left Blank]

(h) Upon written request, within thirty (30) days of COMPANY’s execution of the Installation Agreement with each Third Party Installer, COMPANY shall provide a copy of such agreement to MS at the address for notices specified in Addresses Schedule; provided, however that COMPANY may redact from the Installer Agreement information that COMPANY has a contractual obligation to keep confidential pursuant to a valid non-disclosure agreement between COMPANY and such third party installer.

(i) COMPANY shall promptly notify MS of the termination or expiration of the Installation Agreement.

(j) Section (f) shall survive any termination or expiration of this Schedule.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC

THIRD PARTY INTEGRATOR SCHEDULE

Notwithstanding anything to the contrary in the terms of the License Agreement, COMPANY may provide the Licensed Product Deliverables to a third party integrator (“Third Party Integrator”) under a separate license agreement, solely to allow the Third Party Integrator, on behalf of COMPANY, to use the Licensed Product Deliverables only for the purpose of creating (i) an Image, (ii) applications, or (iii) software drivers in connection with the Device, provided that all of the conditions listed below are, and remain, satisfied.

(a) COMPANY shall provide MS with the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, principle business activities, and summary of any prior experience with installation or replication of MS products) of any Third Party Integrator COMPANY intends to engage at least sixty (60) days before COMPANY intends to have the Third Party Integrator begin work for COMPANY. The Third Party Integrator must be approved in writing by MS prior to beginning work. MS shall approve or reject such Third Party Integrator within ten (10) business days of receipt of the foregoing information from COMPANY. MS’s failure to reject such Third Party Integrator within such ten (10) day period shall be deemed an approval of such Third Party Integrator.

(b) COMPANY shall enter into a written agreement (“Sublicense”) with the Third Party Integrator that expressly provides that MS is a third party intended beneficiary of the Sublicense (with respect to the Licensed Products) with rights to enforce the Sublicense (with respect to the Licensed Products) and that requires the Third Party Integrator:

(i) to use the Licensed Product Deliverables only on Third Party Integrator premises by its employees in accordance with (A) the Licensed Product Deliverables end user license agreement or instructions, and (B) the terms of the applicable License Agreement that set forth the use of the Licensed Product Deliverables and/or the display and configuration limitations for the Licensed Product Binaries;

(ii) to comply with obligations identical to those imposed on COMPANY by the General Terms and Conditions of the License Agreement including, without limitation, those obligations set forth in Sections 2(i), 2(q), 2(s), 9, 11, and 13 of the General Terms and Conditions;

(iii) to consent to venue and jurisdiction in the state and federal courts sitting in the State of New York with respect to any action brought by MS to enforce its rights under the Sublicense;

(iv) to deliver the Image, applications, and software drivers created by Third Party Integrator only to COMPANY;

(v) to provide, with reasonable notice, access to Third Party Integrator premises to audit or inspection team(s) sent on behalf of MS or COMPANY, with or without notice, in order that such team may perform an audit of the Third Party Integrator’s Records and/or an inspection of the Third Party Integrator’s premises or procedures to determine compliance with the terms of the Sublicense;

(vi) to cease all use of the Licensed Product Deliverables or suspend installation of the Licensed Product or portions thereof upon notice from COMPANY or MS. In the event that MS requires the Third Party Integrator to suspend its activities, MS will provide thirty (30) days prior, written notice from COMPANY or MS of a material breach of the Sublicense

(vii) to return, at Third Party Integrator’s expense, all Licensed Product Deliverables (including any portions thereof) to COMPANY or MS, as directed, within ten (10) days after cancellation or expiration of the Sublicense; and

(viii) to pay MS’ or its Suppliers or COMPANY’s attorneys’ fees if COMPANY or MS or its Suppliers employs attorneys to enforce any of its respective rights arising out of the Sublicense.

(c)    (i) COMPANY shall immediately cancel or suspend any Sublicense upon receipt of written notice from MS that the Third Party Integrator has breached a material provision of the Sublicense or has caused COMPANY to be in breach of a material provision of the License Agreement. COMPANY may resume using the services of such Third Party Integrator provided that: (1) COMPANY and/or Third Party Integrator is able to completely cure such breach within fifteen (15) days of COMPANY’s receipt of notice, and (2) MS has confirmed the breach has been cured to its satisfaction, and (3) MS has agreed in writing to COMPANY’s continued use of the Third Party Integrator.

(ii) COMPANY shall immediately cancel any Sublicense upon the cancellation or expiration of the License Agreement or this Third Party Integrator Schedule.

(d) COMPANY shall require the Third Party Integrator to immediately return all copies of the Licensed Product Deliverables or any portion thereof, in the Third Party Integrator’s possession upon cancellation or expiration of the Sublicense.

(e) Any breach by the Third Party Integrator of the terms of the Sublicense or this License Agreement shall be deemed a material breach of this License Agreement by COMPANY .

(f) [Intentionally Omitted]

(g) Upon written request, within thirty (30) days of COMPANY’s execution of the Integrator Agreement with each Third Party Integrator, COMPANY shall provide a copy of such agreement to MS at the address for notices specified in Addresses Schedule; provided, however that COMPANY may redact from the Integrator Agreement information that COMPANY has a contractual obligation to keep confidential pursuant to a valid non-disclosure agreement between COMPANY and such third party installer.

(h) COMPANY shall promptly notify MS of the cancellation or expiration of the terms of a Sublicense.

(i) Sections (c)(ii), (d), and (e) of this Third Party Integrator Schedule shall survive any cancellation or expiration of the License Agreement and/or this Third Party Integrator Schedule.

CONFIDENTIAL

Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices 2.0, # 5140570011-1 dated February 25, 2005 between MS and PALMONE, INC